SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        DATE OF REPORT: DECEMBER 15, 1999

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)

        UNITED STATES                 0-26172                   58-1897792
       (State or other              (Commission                (IRS Employer
        jurisdiction                 File No.)              Identification No.)
      of incorporation)

  225 Chastain Meadows Court, Kennesaw, Georgia                         30144
    (Address of principal executive offices)                        (Zip Code)

        Registrant's Telephone Number, Including Area Code: 770-423-7900

Item 5               Other Events.

                     the Registrant Distributed the Certificateholders Statement for the Month of November 1999 to the Series 1994-2 Certificateholders On December 15, 1999.

                     the Registrant Distributed the Certificateholders Statement for the Month of November 1999 to the Series 1995-1 Certificateholders On December 15, 1999.

                     the Registrant Distributed the Certificateholders Statement for the Month of November 1999 to the Series 1996-1 Certificateholders On December 15, 1999.

                                      - 1 -


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ITEM 7(C).           EXHIBITS.

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

        99.1 Series 1994-2 Certificateholders Statement for the Month of November 1999.

        99.2 Series 1995-1 Certificateholders Statement for the Month of November 1999.

        99.3 Series 1996-1 Certificateholders Statement for the Month of November 1999.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CIRCUIT CITY CREDIT CARD
                            MASTER TRUST

                            By:  FIRST NORTH AMERICAN
                                 NATIONAL BANK, as
                                 Transferor and Servicer

                            By:
                                 Michael T. Chalifoux
                                 Chairman of the Board


Date:  December 15, 1999

                                       -2-


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                      CIRCUIT CITY CREDIT CARD MASTER TRUST


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                                INDEX TO EXHIBITS

     Exhibit
     Number                                 Exhibit

     99.1 Series 1994-2 Certificateholders Statement for the Month of November 1999.

     99.2 Series 1995-1 Certificateholders Statement for the Month of November 1999.

     99.3 Series 1996-1 Certificateholders Statement for the Month of November 1999.